CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-QSB of Banner Holding Corp. for the quarter ended July 31,2002, I, John M. O'Keefe, President, Chief Executive Officer and Chief Financial Officer of Banner Holding Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended July 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended July 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Banner Holding Corp.

                                           By:  John M. O'Keefe, Sr.
                                            /s/ John M. O'Keefe
                                            ------------------------
                                            President, Chief Executive Officer
                                            And Chief Financial Officer